UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2021

FS KKR CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FSK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

First Amendment to the Ambler Funding Facility

On December 28, 2021, Ambler Funding LLC (“Ambler Funding”), a wholly-owned subsidiary of FS KKR Capital Corp. (the “Company”), entered into the First Amendment (the “First Amendment to the Ambler Funding Facility”) to the Loan and Security Agreement, dated November 22, 2019, by and among Ambler Funding, as borrower, Ally Bank, as administrative agent and arranger, each of the lenders from time to time party thereto, and Wells Fargo Bank, National Association, as collateral administrator and collateral custodian.

The First Amendment to the Ambler Funding Facility, among other things, (i) extended the maturity date from November 22, 2024 to November 22, 2025, (ii) extended the end of the revolving period from November 22, 2022 to November 22, 2023, (iii) decreased the interest rate to (x) with respect to any advance bearing interest at Term SOFR or Daily Simple SOFR, as elected by Ambler Funding, 2.15% per annum plus Term SOFR or Daily Simple SOFR, as applicable, and (y) with respect to any advance bearing interest at the Base Rate (as defined therein), 1.15% per annum plus the Base Rate, (iv) added a minimum usage fee in an amount equal to Daily Simple SOFR plus 2.15% on any undrawn portion of the facility below $130,000,000 and (v) amended the non-usage fee to be an amount equal to (x) 0.25% of the daily undrawn portion of the facility if the drawn portion of the facility is greater than or equal to 75% of the total facility and (y) 0.50% of the daily undrawn portion of the facility if the drawn portion of the facility is less than 75% of the total facility.

The foregoing description of the First Amendment to the Ambler Funding Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment to the Ambler Funding Facility attached hereto as Exhibit 10.1.

Tenth Amendment to the Darby Creek Facility

On December 28, 2021, Darby Creek LLC (“Darby Creek”), a wholly-owned subsidiary of the Company, entered into the Tenth Amendment (the “Tenth Amendment to the Darby Creek Facility”) to the Loan Financing and Servicing Agreement, dated February 20, 2014, by and among Darby Creek, as borrower, Deutsche Bank AG, New York Branch, as facility agent, each of the lenders from time to time party thereto, the other agents parties thereto, and Wells Fargo Bank, National Association, as collateral agent and collateral custodian.

The Tenth Amendment to the Darby Creek Facility, among other things, (i) extended the maturity date from February 26, 2024 to February 26, 2025, (ii) extended the end of the revolving period from February 26, 2022 to February 26, 2023, (iii) decreased the interest rate to, during the revolving period, 1.85% per annum, and after the revolving period, 1.95% per annum, in each case, plus LIBOR (or the relevant reference rate for any foreign currency borrowings) and (iv) amended the prepayment fee so that, in certain circumstances, in the event the facility size is reduced prior to the end of the revolving period, Darby Creek will be required to pay a fee equal to 1.00% on the amount of such reduction.

The foregoing description of the Tenth Amendment to the Darby Creek Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Tenth Amendment to the Darby Creek Facility attached hereto as Exhibit 10.2.

Amendment No. 14 to the Dunlap Funding Facility

On December 28, 2021, Dunlap Funding LLC (“Dunlap Funding”), a wholly-owned subsidiary of the Company, entered into Amendment No. 14 (“Amendment No. 14 to the Dunlap Funding Facility”) to the Loan Financing and Servicing Agreement, dated December 2, 2014, by and among Dunlap Funding, as borrower, Deutsche Bank AG, New York Branch, as facility agent, each of the lenders from time to time party thereto, the other agents parties thereto, and Wells Fargo Bank, National Association, as collateral agent and collateral custodian.

Amendment No. 14 to the Dunlap Funding Facility, among other things, (i) extended the maturity date from February 26, 2024 to February 26, 2025, (ii) extended the end of the revolving period from February 26, 2022 to February 26, 2023, (iii) decreased the interest rate to, during the revolving period, 1.85% per annum, and after the revolving period, 1.95% per annum, in each case, plus LIBOR (or the relevant reference rate for any foreign currency borrowings) and (iv) amended the prepayment fee so that, in certain circumstances, in the event the facility size is reduced prior to the end of the revolving period, Dunlap Funding will be required to pay a fee equal to 1.00% on the amount of such reduction.

The foregoing description of Amendment No. 14 to the Dunlap Funding Facility does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 14 to the Dunlap Funding Facility attached hereto as Exhibit 10.3.

Third Amendment to the Meadowbrook Run Facility

On December 28, 2021, the Company and Meadowbrook Run LLC (“Meadowbrook Run”), a wholly-owned subsidiary of the Company, entered into the Third Amendment (the “Third Amendment to the Meadowbrook Run Facility”) to the Loan and Servicing Agreement, dated November 22, 2019, by and among Meadowbrook Run, as borrower, the Company (as successor by merger to FS Investment Corporation II), as servicer and equityholder, Morgan Stanley Senior Funding, Inc., as administrative agent, each of the lenders from time to time party thereto, the other agents parties thereto, and Wells Fargo Bank, National Association, as collateral agent and collateral custodian.

The Third Amendment to the Meadowbrook Run Facility, among other things, decreased the interest rate to, during the revolving period, 2.05% per annum, and after the revolving period, 2.55% per annum, in each case, plus Term SOFR (or the relevant reference rate for any foreign currency borrowings).

The foregoing description of the Third Amendment to the Meadowbrook Run Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment to the Meadowbrook Run Facility attached hereto as Exhibit 10.4.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Loan and Security Agreement, dated December 28, 2021, by and among Ambler Funding LLC, Ally Bank and Wells Fargo Bank, National Association.

10.2	Tenth Amendment to Loan Financing and Servicing Agreement, dated December 28, 2021, by and among Darby Creek LLC, Deutsche Bank AG, New York Branch and each of the lenders from time to time party thereto.

10.3	Amendment No. 14 to Loan Financing and Servicing Agreement, dated December 28, 2021, by and among Dunlap Funding LLC, Deutsche Bank AG, New York Branch and each of the lenders from time to time party thereto.

10.4	Third Amendment to Loan and Servicing Agreement, dated December 28, 2021, by and among Meadowbrook Run LLC, FS KKR Capital Corp., Morgan Stanley Senior Funding, Inc. and Morgan Stanley Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2022	FS KKR CAPITAL CORP.

	By:	/s/ Stephen Sypherd
Name: Stephen Sypherd Title: General Counsel